SunCoke Energy, Inc. Q1 2026 Earnings Conference Call

2 2Forward-Looking Statements This presentation should be reviewed in conjunction with the first quarter 2026 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on April 30, 2026 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation or during the related conference call that are not statements of historical fact, including those concerning our possible or assumed future results of operations, our 2026 guidance and outlook, our 2026 key initiatives, future dividends, anticipated transaction benefits and synergies of the Phoenix Global acquisition, descriptions of our business plans and strategies, and other statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our present beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke’s SEC filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward-looking statements included in this presentation or made during the related conference call are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law.

3 3Q1 2026 Highlights ✓ Delivered Q1 ‘26 Consolidated Adjusted EBITDA(1) of $56.5M ✓ Declared a cash dividend of $0.12 per share, representing the 27th consecutive quarterly dividend, payable on June 2, 2026 ✓ All spot blast and foundry coke sales finalized for the full year ✓ Generated Q1 ‘26 Operating Cash Flow of $72.7M ✓ Ended Q1 with a strong liquidity position of $262M ✓ Reaffirming FY 2026 Consolidated Adjusted EBITDA(1) guidance range of $230M - $250M (1) See appendix for a definition and reconciliation of Adjusted EBITDA

4

Q1 2026 Financial Performance


Q1 2026 Earnings Review
($/share)
Diluted EPS
-$0.25
$0.20
($0.05)
Q1 '25
Q1 '26
($ in millions)
Adjusted EBITDA(1)
-$3.3M
$59.8
$56.5
Q1 '25
Q1 '26

($ in millions)	Q1 '26	Q1 '25	Q1 '26 vs Q1 '25
Domestic Coke Sales Volumes, Kt	842	898	(56)
Terminals Handling Volumes, Kt	5,643	5,724	(81)
Steel Customer Volumes Serviced, Kt	5,562	N/A	N/A
Domestic Coke Adjusted EBITDA	$35.3	$49.9	($14.6)
Industrial Services Adjusted EBITDA[2]	$26.2	$13.7	$12.5
Corporate and Other Adjusted EBITDA[3]	($5.0)	($3.8)	($1.2)
Consolidated Adjusted EBITDA[1]	**$56.5**	**$59.8**	**($3.3)**

- **Q1 '26 EPS of ($0.05), down $0.25 from the prior year quarter**
  - Primarily driven by higher depreciation expense, the shutdown of Haverhill I, severe winter weather, and lower power sales due to the Middletown turbine failure, partially offset by lower income tax expense
- **Consolidated Adjusted EBITDA[1] of $56.5M, a decrease of $3.3M from the prior year quarter**
  - Domestic Coke segment down $14.6M, primarily driven by severe winter weather impacting operations, lower power sales due to the Middletown turbine failure, and the shutdown of Haverhill I
  - Industrial Services segment up $12.5M, primarily driven by the addition of Phoenix, partially offset by mix of products handled at the terminals

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Industrial Services Adjusted EBITDA includes logistics business and Phoenix business
(3) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business and Brazil cokemaking business

SunCoke Energy

5 Domestic Coke Performance Domestic Coke Business Summary Domestic Coke performance impacted by severe winter weather, Middletown turbine failure, and Haverhill I shutdown 108 121 128 110 116 303 292 299 287 273 200 229 241 198 125 146 150 154 165 145 148 155 160 155 147 $49.9M $40.5M $44.0M $35.6M $35.3M Q1 ’25 Q2 ’25 Q3 ’25 Q4 ’25 Q1 ’26 905 947 982 915 806 Adjusted EBITDA(1) Middletown Granite City Haverhill II(2) Indiana Harbor Jewell Sales Tons (Coke Production, Kt) • Delivered Adjusted EBITDA of $35.3M in Q1 ‘26 vs $49.9M in Q1 ‘25 ▪ Operations impacted by severe winter weather during the quarter ▪ Lower power sales due to the Middletown turbine failure ▪ Lower coke sales volumes due to Haverhill I shutdown • Reaffirming FY 2026 Domestic Coke Adjusted EBITDA guidance range of $162M - $168M ▪ Power production at Middletown expected to resume in late Q2 876K898K 842K951K943K (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) Quarters prior to Q1 ‘26 reflect Haverhill I and Haverhill II; Haverhill I shut down as of Q1 ‘26

6Industrial Services Business Summary Industrial Services performance driven by addition of Phoenix • Delivered Adjusted EBITDA of $26.2M in Q1 ‘26 vs $13.7M in Q1 ‘25 ▪ Primarily driven by addition of Phoenix ▪ Partially offset by mix of products handled at the terminals • Reaffirming FY 2026 Industrial Services Adjusted EBITDA guidance range of $90M - $100M ▪ Substantial improvement in terminals handling volumes vs Q4 2025 (1) See appendix for a definition and reconciliation of Adjusted EBITDA Industrial Services Performance 5,724 4,746 5,235 4,616 5,643 3,825 5,398 5,562 $13.7M $7.7M $18.2M $22.7M $26.2M Q1 ’25 Q2 ’25 Q3 ’25 Q4 ’25 Q1 ’26 Terminals handling volumes, Kt Steel customer volumes serviced, Kt Adjusted EBITDA(1)

7 $88.7 $104.4 $72.7 Cash @ Q4 2025 Net Cash Provided by Ops. Activities ($26.0) Net Revolver Borrowing / (Paydown) ($17.0) CapEx ($10.7) Dividends ($3.3) Other Cash @ Q1 2026 (1) Gross leverage and net leverage calculated using Last Twelve Month (LTM) Adjusted EBITDA ($ in millions) Ended Q1 with ample liquidity of ~$262M; excess cash used for revolver paydown and continued quarterly dividend payment of $0.12 per share Q1 2026 Liquidity Revolver Availability: $158M (Consolidated) Q1 '26 Total Debt $667M Gross Leverage(1) 3.09x Net Leverage(1) 2.61x Dividend of $0.12 per share

8 8 • Further strengthen customer relationships and grow market share in foundry business • Expand product and customer base in Industrial Services segment Strengthen Customer Bases for Coke and Industrial Services Businesses 2026 Key Initiatives • $230M - $250M Adjusted EBITDA(1) • $140M - $150M Free Cash Flow(2) generation to support capital allocation priorities of deleveraging and returning capital to shareholders Achieve 2026 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Continue to provide reliable, high-quality products and services to our customers Deliver Operational Excellence and Optimize Asset Utilization • Continue to execute against our well-established capital allocation priorities of exploring growth opportunities, deleveraging, and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) See appendix for a definition and reconciliation of Free Cash Flow

APPENDIX

10 10 In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, gains or losses on derivative instruments, site closure costs and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under U.S. GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on U.S. GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with U.S. GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with U.S. GAAP. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures and debt issuance costs. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. NON-GAAP FINANCIAL MEASURES

2026 Guidance Summary

11

Expect 2026 Consolidated Adjusted EBITDA[1] of $230M - $250M; 2026 Free Cash Flow[2] of $140M - $150M

Metric	2026 Guidance*
Adjusted EBITDA Consolidated[1]	$230M - $250M
Domestic Coke EBITDA	$162M - $168M
Industrial Services EBITDA	$90M - $100M
Domestic Coke Sales	~3.4M tons
Domestic Coke Production	~3.4M tons
Domestic Coke Adjusted EBITDA/ton[3]	$48 - $50/ton
Total Capital Expenditures	$90M - $100M
Operating Cash Flow	$230M - $250M
Cash Taxes[4]	($8M) - ($12M)

* The Company's 2026 guidance is based on the Company's current estimates and assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these estimates and assumptions, the Company's expectations may change. There can be no assurances that SunCoke will achieve the results expressed by this guidance.

Adjusted EBITDA to FCF Walk	2026E	
($ in millions)	Low End	High End
Adjusted EBITDA[1]	**$230**	**$250**
Cash interest, net	($35)	($33)
Cash taxes	$8	$12
Total capex	($90)	($100)
Non-cash items and other working capital changes	$27	$21
Free Cash Flow (FCF)[2]	**$140**	**$150**

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) See appendix for a definition and reconciliation of Free Cash Flow
(3) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales
(4) Expecting cash tax refund in 2026 related to tax credits generated in prior years, offsetting cash tax payments in 2026, resulting in net cash tax receipt guidance for 2026

SunCoke Energy®

Coke Facility Capacity and Contract Duration/Volume

12

Facility	Capacity[1]	Customer	Contract Expiry	Contract Volume
Indiana Harbor	1,220 Kt	Cliffs Steel	Sep. 2035	Capacity
Middletown	550 Kt[2]	Cliffs Steel	Dec. 2032	Capacity
Granite City	650 Kt	US Steel	Dec. 2026	Capacity[3]
Haverhill II /Jewell	1,270Kt	Cliffs Steel	Dec. 2028	500 Kt
		Algoma Steel[4]	Dec. 2026	150 Kt
		Foundries	N/A	Varies

(1) Capacity represents blast furnace equivalent production capacity
(2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a "run of oven" basis, which represents >600k tons per year
(3) Operating in a turn-down mode in 2026 as part of the contract extension
(4) As of Q3 2025, Algoma refused to accept any additional coke tons from Haverhill I, which has been shut down; SunCoke actively pursuing enforcement of contract

SunCoke Energy®

13 13Balance Sheet & Debt Metrics (1) 2026 gross and net leverage guidance calculated assuming all free cash flow in excess of $41M in dividend payments is used to pay down debt ($ in millions) As of 3/31/2026 As of 12/31/2025 Cash 104$ 89$ Available Revolver Capacity 158$ 132$ Total Liquidity 262$ 221$ Gross Debt (Long and Short-term) 667$ 693$ Net Debt (Total Debt less Cash) 563$ 604$ LTM Adjusted EBITDA 216$ 219$ Gross Debt / LTM Adjusted EBITDA 3.09x 3.16x Net Debt / LTM Adjusted EBITDA 2.61x 2.76x Adjusted EBITDA Gross Leverage (1) Net Leverage (1) 2.34x - 2.58x 1.98x - 2.20x 2026 Guidance $230M - $250M 2025 2026 2027 2028 2029 2030 Consolidated Total Sr. Notes -$ -$ -$ -$ 500.0$ -$ 500.0$ Revolver - - - - - 167.0 167.0 Total -$ -$ -$ -$ 500.0$ 167.0$ 667.0$ As of 3/31/2026 ($ in millions)

14 142026 Adjusted EBITDA Guidance Reconciliation Free Cash Flow Guidance Reconciliation Low High Net Income $18 $36 Depreciation and amortization expense 164 160 Interest expense, net 33 37 Income tax expense 8 10 Site closure costs(1) 7 7 Adjusted EBITDA (Consolidated) $230 $250 ($ in millions) ($ in millions) Low High Operating Cash Flow $230 $250 Capital Expenditures (90) (100) Free Cash Flow (FCF) $140 $150 2026E (1) Primarily reflects incremental one-time costs incurred related to the shutdown of Haverhill I and certain Phoenix operating sites

15 15Net Income to FCF Reconciliation Low End High End Net Income $18 $36 Depreciation and amortization expense 164 160 Interest expense, net 33 37 Income tax expense 8 10 Site closure costs(1) 7 7 Adjusted EBITDA (Consolidated) $230 $250 Cash interest, net (35) (33) Cash taxes 8 12 Total capex (90) (100) Non-cash items and working capital changes 27 21 Free Cash Flow (FCF) $140 $150 ($ in millions) 2026E (1) Primarily reflects incremental one-time costs incurred related to the shutdown of Haverhill I and certain Phoenix operating sites

16 16Reconciliation to Adjusted EBITDA (1) Reflects severance and other related charges primarily associated with the Phoenix acquisition (2) Reflects costs incurred related to the Phoenix acquisition and the granulated pig iron project with U.S. Steel (3) Primarily reflects incremental costs incurred associated with closing certain Phoenix operating sites in Q4 ‘25; primarily reflects incremental costs incurred related to the shutdown of Haverhill I and certain Phoenix operating sites in Q1 ‘26 (4) Primarily reflects non-cash asset impairment charge due to the shutdown of our Haverhill I cokemaking facility 2025 Q2 2025 Q3 2025 Q4 Year 2025 2026 Q1 ($ in millions) Q1 '25 Q2 '25 Q3 '25 Q4 '25 FY '25 Q1 '26 Net Income 19.4$ 3.5$ 23.8$ (85.5)$ (38.8)$ (3.4)$ Depreciation and amortization expense 28.8 28.6 37.4 58.8 153.6 44.9 Interest expense, net 5.2 5.4 8.4 9.4 28.4 8.7 Income tax expense 5.6 0.9 (18.8) (21.7) (34.0) (0.9) Loss on derivative forward contracts - - 0.7 - 0.7 0.3 Restructuring costs(1) - 0.5 3.0 0.9 4.4 0.3 Transaction costs(2) 0.8 4.7 4.6 0.6 10.7 0.2 Site closure costs(3) - - - 3.9 3.9 6.4 Long-lived asset impairment(4) - - - 90.3 90.3 - Adjusted EBITDA 59.8$ 43.6$ 59.1$ 56.7$ 219.2$ 56.5$

17 17Adjusted EBITDA and Adjusted EBITDA per ton (1) Industrial Services includes the results of our logistics business and Phoenix business (2) Corporate and Other includes the results of our legacy coal mining business and Brazil cokemaking business ($ in millions, except per ton data) Adjusted EBITDA Sales Volumes, Kt Adjusted EBITDA per ton Adjusted EBITDA Terminals Handling Volumes, Kt Steel Customer Volumes Serviced, Kt Q1 2026 $35.3 842 $41.92 $26.2 5,643 5,562 ($5.0) $56.5 FY 2025 $170.0 3,668 $46.35 $62.3 20,320 9,223 ($13.1) $219.3 Q4 2025 $35.6 876 $40.64 $22.7 4,616 5,398 ($1.6) $56.8 Q3 2025 $44.0 951 $46.27 $18.2 5,235 3,825 ($3.1) $59.1 Q2 2025 $40.5 943 $42.95 $7.7 4,746 ($4.6) $43.6 Q1 2025 $49.9 898 $55.57 $13.7 5,724 ($3.8) $59.8 Domestic Coke Industrial Services (1) Corporate and Other (2) Consolidated Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton